UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 13, 2012

Date of Report (Date of earliest event reported)

Pulse Electronics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 World Trade Drive
San Diego, CA 92128
(Address of principal executive offices)

(858) 674-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, Pulse Electronics Corporation (the “Company”) will be presenting at the CL King 10th Annual Best Ideas Conference (the “Conference”) in New York on Thursday, September 13, 2012. A live webcast of the presentation will be available on the Investor Relations page of the Company’s web site www.pulseelectronics.com.  A replay of the event will be available through September 27, 2012. The website and the information contained therein or connected thereto are not incorporated into this Current Report on Form 8-K.

A copy of the slide presentation to be presented at the Conference and at investor and analyst meetings to be held beginning on September 13, 2012 is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01	Other Events.

At the Conference, the Company will provide an update on the status of its plan to execute upon its strategy to improve financial and operational performance.   This plan includes ongoing efforts to improve liquidity and cash flow through the delevering of the Company’s balance sheet, the restructuring of its indebtedness, the securing of additional capital as necessary and the disposition of select assets along with the consideration of broader strategic alternatives.  The Company believes it is prudent to undertake these efforts in view of the ongoing weakness in the global economy which is expected to continue to impact the industry and customer demand for the foreseeable future.  The Company has retained financial advisors to assist in these endeavors.

Despite numerous actions that the Company has taken to improve operations and reduce costs, there can be no assurance that the Company will be successful in restructuring its debt and generating sufficient cash flow from operations or that future business and financing alternatives will be available on terms and in amounts sufficient to enable the Company to fund its future liquidity needs. There also can be no assurance that the Company’s liquidity position will not adversely affect its ability to timely repay its indebtedness, fund its operations, and maintain its relationships with vendors and customers.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description.

99.1	Slide presentation dated September 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Electronics Corporation

Date: September 13, 2012	By:	/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer